UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2003

ORIENTAL FINANCIAL GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Commonwealth of Puerto Rico	001-12647	66-0538893

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Professional Offices Park 1000 San Roberto Street San Juan, Puerto Rico	00926

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 771-6800

Item 5. Other Events and Regulation FD Disclosure.

     The results of operations and financial condition of Oriental Financial Group Inc. (the “Company”) disclosed under Item 12 are herein incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description of Document

99	Press Release dated October 22, 2003.

Item 12. Results of Operations and Financial Condition.

     On October 22, 2003, the Company released its financial results for the quarter ended September 30, 2003. A copy of the Company’s press release is attached as an exhibit to this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIENTAL FINANCIAL GROUP INC.

Date: October 27, 2003	By:	/s/ Norberto Gonzalez

Norberto González Executive Vice President and Acting Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Document

99	Press Release dated October 22, 2003.